Exhibit 99.1
NAREIT Investor Forum June 2009

2 UDR Overview National portfolio of high quality, well leased multi-family assets 44,571 Homes in 161 Communities Avg. Age: 16 years Avg. Monthly Income per Home: $1,176 94.7% occupancy in 1Q 2009 Same store NOI growth of 1.9% in 1Q 2009 vs. sector average of -0.7% Percents indicate contribution of 2008 total net operating income

3 UDR Overview Properties located in selected target markets with: Low home affordability index Favorable demographic trends Proximity to employment centers, lifestyle amenities and transportation corridors Proximity to other UDR properties Strong track record over 37-year history 1,300 Employees

4 Attractive Long-Term Fundamentals >65 20 55 - 64 19 45 - 54 25 35 - 44 32 <35 58 (%) Propensity to Rent by Age Group Increase in the 20-34 year old demographic will be a significant driver in apartment demand as it has the highest propensity to rent College enrollment is at an all-time high, indicates a growing renter pool Immigration of 1M annually continues to add to the renter pool

5 Attractive Long-Term Fundamentals Homeownership rate continues to trend downward, now at 67.5% (2002 level) Each 100 bp change in homeownership equates to 1.1 million additional renter households, or a roughly 250 bp change in apartment occupancy Sources: U.S. Census Bureau, Green Street Advisors

6 Consistent Execution of Core Strategy; Focused on Continued Success in Current Challenging Environment Primary Objectives Focus on markets with strong fundamentals Above average job growth Low home affordability Leading development capability in target markets Monitor development environment Opportunistically capture accretive opportunities Recent Achievements / Current Focus Completed substantial repositioning initiative in 2008 $1.7 billion sold / $1.1 billion purchased in target markets Continued to execute non-core asset sale strategy Completed redevelopment of 1,678 homes and new development of 1,513 homes (93 - 97% occupancy and performing in-line with budgets) Completing 2,681 new homes (only $3.5 million equity required) 84% are to be delivered in 2010

7 Consistent Execution of Core Strategy; Focused on Continued Success in Current Challenging Environment Primary Objectives Focus on property-level operations Improve efficiency and effectiveness Continued execution of technology initiatives Preserve strong liquidity position Strengthen balance sheet with debt reduction and asset sales Recent Achievements / Current Focus Achieved #2 operating performance in 2008 and YTD 2009 Website ranked #1 Focus on delivering high quality product to customers Achieved highest operating margin amongst peers Raised over $1 billion of capital from a variety of capital sources Reduced dividend to retain $79M annually Repurchased $280M of unsecured debt at a discount

8 Portfolio Transformation Buying/Selling With $8B in transactions, our team has the experience to identify and execute on opportunities

Portfolio Transformation From Commodity Markets to Protected Markets 2002 Dallas 6.4% Houston 6.1% Orlando 5.1% Phoenix 5.0% San Antonio 4.4% Top 5 markets = 27% of NOI Top 10 markets = 47% of NOI 71,968 Mature Apartment Homes 2009 Orange Co 17.0% San Francisco 9.0% Washington, DC 7.2% Tampa 6.5% Orlando 5.5% Top 5 markets = 45% of NOI Top 10 markets = 68% of NOI 33,636 Mature Apartment homes 9 Same Community Market

Top 5 Markets Overview Orange County, CA Total Mature Homes: 4,067 Total Homes Owned: 4,363 Median Home Price: $430,000 Discount Rent/Own(A): 33% 10 Market Statistics Market data supplied by Axiometrics Sources: Company Reports, etc. (A) Based on 4.5% 1 yr. ARM pricing as of 4/20/09 from Bankrate.com.

Top 5 Markets Overview Washington DC Total Mature Homes: 2,050 Total Homes Owned: 3,985 Median Home Price: $279,000 Discount Rent/Own(A): 9% 11 Market Statistics Market data supplied by Axiometrics Sources: Company Reports, etc. (A) Based on 4.5% 1 yr. ARM pricing as of 4/20/09 from Bankrate.com.

Top 5 Markets Overview San Francisco, CA Total Mature Homes: 1,768 Total Homes Owned: 2,339 Median Home Price: $590,000 Discount Rent/Own(A): 43% 12 Market Statistics Market data supplied by Axiometrics Sources: Company Reports, etc. (A) Based on 4.5% 1 yr. ARM pricing as of 4/20/09 from Bankrate.com.

Top 5 Markets Overview Tampa, FL Total Mature Homes: 3,069 Total Homes Owned: 3,716 Median Home Price: $135,000 Discount Rent/Own(A): 6% 13 Market Statistics Market data supplied by Axiometrics Sources: Company Reports, etc. (A) Based on 4.5% 1 yr. ARM pricing as of 4/20/09 from Bankrate.com.

Top 5 Markets Overview Orlando, FL Total Mature Homes: 2,500 Total Homes Owned: 3,167 Median Home Price: $155,000 Discount Rent/Own(A): 14% 14 Market Statistics Market data supplied by Axiometrics Sources: Company Reports, etc. (A) Based on 4.5% 1 yr. ARM pricing as of 4/20/09 from Bankrate.com.

Development/ Redevelopment Pipeline 84% of Deliveries to Occur 2010 March 31, 2009 ($000's) 15

Development 16 The Belmont The Belmont The Vintage Lofts Ashwood Commons Stadium Village

Development/ Redevelopment Pipeline 84% of Deliveries to Occur 2010 17

Taylor Place - Before & After Taylor Place - Before & After Taylor Place - Before & After Taylor Place - Before & After Taylor Place - Before & After Corridor 18

Taylor Place - Before & After Taylor Place - Before & After Taylor Place - Before & After Taylor Place - Before & After Taylor Place - Before & After Fitness Area replaces Laundry Room Interior 19

We have created value through redeveloping 4,458 homes, with incremental investment of $174M. Criteria for redevelopment: Older asset in 'forever great' location Opportunity to significantly increase rent and change resident profile (more affluent resident) Physical characteristic of structure allows for change Favorable local entitlement process New exteriors, roofs, HVAC, plumbing, windows, appliances, lighting, floor covering, etc. Targeting 7%-9% cash-on-cash return on investment Redevelopment will be one of the first opportunities as the cycle turns Island Walk, Tampa, FL After Before 20

Development Opportunities Vitruvian Park - A Phased Development Opportunity 21

Development and Redevelopment Opportunities To Be Pursued When Market Conditions Improve 22

Transform Operations Early Adopter of Technology Solutions Increase Channels of Distribution iPhone, Twitter, MySpace Mobile User search capability Spanish language website Quick Response 2D Bar Code Achieved 1 million organic search engine visitors Leverage Corporate Resources ACH Payment Improve cash management Reduce administrative interaction Online lease origination/work orders Increase "office hours" Improve resident capture rate 24 x 7 call center 23 Adoption of technology solutions at a nominal cost will expand operating margins. Adoption of technology solutions will reduce staffing costs over time.

Transform Operations 24

Transform Operations Cycle Tested Management Team 25 Leadership Average tenure with UDR for the top 50 leadership positions in Operations is over 7 years No turnover in 3 years for the top 45 property managers (Area Directors and District Managers) Area Directors Teresa Barker 26 years - industry, 8 years - UDR Manages our Northern California and the Pacific Northwest assets Kathy Clem 29 years - industry, 5 years - UDR Manages our Texas assets Louis Kovalsky 20 years - industry, 7 years - UDR Manages our Virginia, Maryland and Tennessee assets Dennis Sandidge 31 years - industry, 13 years - UDR Manages our Florida assets Tracy Saffos 16 years - industry, 13 years - UDR Manages our Los Angeles, Southern California and Phoenix assets

26 Sourcing Low-Cost Capital We have accessed a number of capital sources over the last 8 years: Common Equity: $502M Preferred: $135M Secured Debt: $1.0B Unsecured Debt: $2.3B Joint Venture Capital: $860M Current Financial: Currently have cash and undrawn credit facilities totaling $1.1B Existing debt totals $3.4B, with weighted average rate of 4.5% and 6.5 years to maturity Investment grade rating from both Standard & Poor's and Moody's Access to secured debt programs from both Fannie Mae and Freddie Mac

Balance Sheet Capacity Dividend Reduction Adds Retained Capital 27

Manageable Maturities as of March 31, 2009 No Single Maturity Exceeds 12% of Total Debt Outstanding 28 Note: Assumes all available extensions are executed. UDR's $600M line of credit matures July 2012.

Forward-Looking Statement Certain statements made in this press release may constitute "forward-looking statements." The words "expect," "intend," "believe," "anticipate," "likely," "will" and similar expressions generally identify forward-looking statements. These forward- looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. 29

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